UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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SPRINGWATER SPECIAL SITUATIONS CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPRINGWATER SPECIAL SITUATIONS CORP.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 23, 2023

TO THE STOCKHOLDERS OF SPRINGWATER SPECIAL SITUATIONS CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Springwater Special Situations Corp. (the “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. Eastern Time on February 23, 2023 virtually, at https://www.cstproxy.com/swcspac/2023, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation (the “charter”), to allow the Company to issue securities as a dividend prior to the consummation of an initial business combination, and specifically to allow the Company to issue rights as a dividend in connection with the special meeting as more fully described herein (the “Contemplated Dividend”) (the “Issuance Amendment Proposal”);

•        a proposal to amend the Company’s charter to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from February 28, 2023 to August 28, 2023 (the “Extended Date”) (the “Extension Amendment Proposal”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Issuance Amendment Proposal, the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/swcspac/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As described in the Company’s prospectus for its initial public offering (“IPO”), the Company’s charter currently provides that the Company has until February 28, 2023 to complete a business combination. There will not be sufficient time before February 28, 2023 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Our board has further determined that issuance of the Contemplated Dividend to holders of public shares (defined below) that do not exercise their right to redeem such public shares in connection with the stockholder vote upon the Extension Amendment Proposal (and therefore continue to hold such shares on the day following the implementation of the Extension) is in the best interests of our stockholders as described more fully below.

The Company’s board of directors has fixed the close of business on January 31, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 22,481,839 shares of the Company’s common stock outstanding, consisting of 17,118,624 shares of common stock sold in our IPO and held by public stockholders (the “public shares”), 4,902,622 shares of common stock (the “founders’ shares”) held by Springwater Promote LLC (the “sponsor”), an affiliate of our officers, directors and their affiliates, and 460,593 shares of common stock held by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s IPO, and its designees (the “EBC founder shares”). A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the (the “trust account”) established in connection with the IPO (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal (or any other proposal described herein) or be a holder of record on the record date to exercise redemption rights. The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $10.23. The closing price of the Company’s common stock on the record date was $10.21. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company’s board of directors has authorized management to take the steps necessary to issue the Contemplated Dividend to holders of public shares who do not seek redemption of their public shares in connection with the vote upon the Extension Amendment Proposal. The Contemplated Dividend to be issued to the holders of public shares that do not seek redemption of such shares at the special meeting would consist of rights (the “Right”) entitling the holders to receive up to 1/12.5 of a share of common stock upon consummation of the Company’s initial business combination. One Right would be issued for each public share owned and not redeemed. Notwithstanding the foregoing, we will not issue Rights representing the right to receive more than 400,000 shares of common stock in the aggregate. Accordingly, if holders of less than 12,118,624 public shares seek redemption rights, the fraction of a share that each Right would entitle the holder to receive will be reduced. Solely for purposes of illustration: (i) if none of the public shares outstanding are submitted for redemption in connection with the Extension (thereby leaving 17,118,624 public shares outstanding), each Right issued to the holders of public shares would represent the right to receive approximately 1/42 of a share of common stock; (ii) if 7,118,624 public shares are submitted for redemption in connection with the Extension (thereby leaving 10,000,000 public shares outstanding), each Right issued to the holders of public shares would represent the right to receive 1/25 of a share of common stock; and (iii) if 12,118,624 or more public shares outstanding are submitted for redemption (thereby leaving 5,000,000 public shares or less outstanding) in connection with the Extension, each Right issued to the holders of public shares would represent the right to receive 1/12.5 of a share of common stock (the maximum fractional amount each Right will entitle a holder to). The Contemplated Dividend would be issued to holders of record of unredeemed public shares on the business day following the filing of the amendment to the charter to effectuate the Extension, and the Rights contained therein would automatically convert into common stock upon consummation of the Company’s initial business combination. Approval of the Issuance Amendment Proposal and the Extension Amendment Proposal are conditions to the issuance of the Contemplated Dividend, as described further below in this proxy statement.

If the Extension Amendment Proposal is not approved by February 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that all three of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Issuance Amendment Proposal, “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Issuance Amendment Proposal, Extension Amendment Proposal and Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

February 3, 2023	By Order of the Board of Directors
/s/ Martin Gruschka
Martin Gruschka
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 23, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/swcspac/2023.

SPRINGWATER SPECIAL SITUATIONS CORP.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174

TO THE STOCKHOLDERS OF SPRINGWATER SPECIAL SITUATIONS CORP.:

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 23, 2023

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Springwater Special Situations Corp. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 11:00 a.m. Eastern Time on February 23, 2023, virtually, at https://www.cstproxy.com/swcspac/2023, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation (the “charter”), to allow the Company to issue securities as a dividend prior to the consummation of an initial business combination, and specifically to allow the Company to issue rights as a dividend in connection with the special meeting as more fully described herein (the “Contemplated Dividend”) (the “Issuance Amendment Proposal”);

•        a proposal to amend the Company’s charter to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from February 28, 2023 to August 28, 2023 (the “Extended Date”) (the “Extension Amendment Proposal”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Issuance Amendment Proposal, the Extension Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/swcspac/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Issuance Amendment Proposal is to amend the Company’s charter to allow for the Company to issue the Contemplated Dividend of rights (the “Rights”), with each Right entitling the holder to receive up to 1/12.5 of a share of common stock upon consummation of the Company’s initial business combination. The Contemplated Dividend of Rights would be issued to the holders of shares of common stock issued in Company’s initial public offering (collectively the “public shares”, each a “public share”) that do not exercise their right to redeem such public share for a pro rata portion of the trust account (the “trust account”) established at the time of the Company’s initial public offering (the “IPO”) in connection with the stockholder vote upon the Extension Amendment Proposal, as such redemption right is further described below. One Right would be issued for each public share owned and not redeemed. Notwithstanding the foregoing, we will not issue Rights representing the right to receive more than 400,000 shares of common stock in the aggregate. Accordingly, if holders of less than 12,118,624 public shares seek redemption rights, the fraction of a share that each Right would entitle the holder to receive will be reduced as described in more detail herein. Approval of the Issuance Amendment Proposal is a condition to the implementation of the Contemplated Dividend. In its present form, the charter does not permit the issuance prior to the Company’s initial business combination of “(i) any shares of Common Stock or any securities convertible into Common Stock; or (ii) any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter.” If approved and effected, the charter amendment contemplated by the Issuance Amendment Proposal would still prohibit the issuance of “Common Stock or any securities convertible into Common Stock which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter”, but as amended the charter would permit the issuance of Rights, such as the Contemplated Dividend, which Rights will not participate in nor otherwise be entitled in any manner to any of the proceeds of the trust account; nor will such Rights be allowed to vote on any matter. Accordingly, the purpose of the Issuance Amendment Proposal is to allow the Company to issue the Contemplated Dividend.

As described in the Company’s prospectus for the IPO, the charter provides that the Company has only until February 28, 2023 to complete an initial business combination. There will not be sufficient time before February 28, 2023 to allow the Company to consummate an initial business combination. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Accordingly, the purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on January 31, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $175 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by February 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Springwater Promote LLC (the “sponsor”), an entity affiliated with the Company’s officers and directors, our other stockholders prior to the IPO including EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, and our officers and directors, have waived their rights to participate in any liquidation distribution with respect to the 4,902,622 shares of common stock held by our sponsor (the “founders’ shares”) and 460,593 shares of common stock held by EarlyBirdCapital, Inc. and its designees (the “EBC founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, our sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.10 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsor will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, sponsor will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that the sponsor will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the sponsor will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.23, calculated as of the record date (which is expected to be the same approximate amount two business days before the special meeting) after taking into account taxes owed but not paid by such date. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.23, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by such stockholders in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is January 31, 2023. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 22,481,839 shares of common stock outstanding, including 17,118,624 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated February 3, 2023, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read the entire document carefully, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on October 2, 2020. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In August 2021, the Company consummated its IPO and a concurrent private placement of units (consisting of one share of common stock and one half of one redeemable warrant) and deposited an aggregate of $172,898,105 in the trust account. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, February 28, 2023). As of the record date, there was approximately $175 million in the trust account. The Company intends to continue to invest the funds in the trust account in treasury bills at prevailing interest rates to the extent legally permissible.

The Company will not be able to complete an initial business combination by February 28, 2023. The board of directors therefore believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting. The board of directors further believes that the Contemplated Dividend is in the best interests of the stockholders because it incentivizes holders of public shares not to exercise redemption rights with respect to such shares in connection with the Extension Amendment Proposal, thereby allowing the Company to maintain a minimum level of funds in the Trust Account prior to the Company’s initial business combination.

Q. What is being voted on?

A. You are being asked to vote on three proposals:

•   a proposal to amend the Company’s charter to allow the Company to issue securities as a dividend prior to the consummation of an initial business combination, and specifically for the issuance of the Contemplated Dividend of Rights to holders of public shares who do not redeem such public shares in connection with the stockholder vote upon the Extension Amendment Proposal — we refer to this proposal as the “Issuance Amendment Proposal”;

•   a proposal to amend the Company’s charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal”; and

•   a proposal to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal”.

Approval of the Issuance Amendment Proposal and the Extension Amendment Proposal are conditions to the implementation of the Contemplated Dividend. In its present form, the charter does not permit the issuance prior to the Company’s initial business combination of “(i) any shares of Common Stock or any securities convertible into Common Stock; or (ii) any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter.” If approved and effected, the charter amendment contemplated by the Issuance Amendment Proposal, the form of which is included as Annex A hereto, would still prohibit the issuance of “Common Stock or any securities convertible into Common Stock which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter”, but as amended the charter would permit the issuance of Rights in the Contemplated Dividend, which Rights will not participate in nor otherwise be entitled in any manner to any of the proceeds of the trust account; nor will such Rights be allowed to vote on any matter.

If the Issuance Amendment Proposal and the Extension Amendment Proposal are approved, the Contemplated Dividend of Rights would be issued to the holder of each public share on the day following implementation of the Extension, with each Right entitling the holder to receive up to 1/12.5 of a share of common stock upon consummation of the Company’s initial business combination. One Right would be issued for each public share owned and not redeemed. Notwithstanding the foregoing, we will not issue Rights representing the right to receive more than 400,000 shares of common stock in the aggregate. Accordingly, if holders of less than 12,118,624 public shares seek redemption rights, the fraction of a share that each Right would entitle the holder to receive will be reduced. Solely for purposes of illustration: (i) if none of the public shares outstanding are submitted for redemption in connection with the Extension (thereby leaving 17,118,624 public shares outstanding), each Right issued to the holders of public shares would represent the right to receive approximately 1/42 of a share of common stock; (ii) if 7,118,624 public shares are submitted for redemption in connection with the Extension (thereby leaving 10,000,000 public shares outstanding), each Right issued to the holders of public shares would represent the right to receive 1/25 of a share of common stock; and (iii) if 12,118,624 or more public shares outstanding are submitted for redemption (thereby leaving 5,000,000 public shares or less outstanding) in connection with the Extension, each Right issued to the holders of public shares would represent the right to receive 1/12.5 of a share of common stock (the maximum fractional amount each Right will entitle a holder to). The Contemplated Dividend would be issued to holders of record of unredeemed public shares on the business day following the filing of the amendment to the charter to effectuate the Extension, and the Rights contained therein would automatically convert into common stock upon consummation of the Company’s initial business combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $175 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by February 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founders’ shares and EBC founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and up to $100,000 of interest earned on the funds held in the trust account available to us for liquidation expenses.

Q. Why is the Company proposing the Issuance Amendment Proposal?

A. The board of directors believes that the Contemplated Dividend is in the best interests of the stockholders because it incentivizes holders of public shares not to exercise redemption rights with respect to such shares in connection with the Extension Amendment Proposal, thereby allowing the Company to maintain a minimum level of funds in the Trust Account prior to the Company’s initial business combination. Since the charter currently prohibits the issuance of the Contemplated Dividend, approval of the Issuance Amendment Proposal and Extension Amendment Proposal are conditions to the implementation of the Contemplated Dividend. If the Contemplated Dividend is implemented, the Company will issue the Rights to each holder of public shares that does not exercise its rights to redeem such public shares for a pro rata portion of the trust account in connection with the stockholder vote upon the Extension Amendment Proposal.

Q. Why should I vote for the Issuance Amendment Proposal?

A. The Company’s board of directors believes that the Contemplated Dividend is in the best interests of the stockholders because it incentivizes holders of public shares not to exercise redemption rights with respect to such shares in connection with the Extension Amendment Proposal, thereby allowing the Company to maintain a minimum level of funds in the Trust Account prior to the Company’s initial business combination.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before February 28, 2023.

The Company has not yet entered into a definitive agreement with a target for an initial business combination. As a result, the Company will not be able to consummate an initial business combination by February 28, 2023. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete its business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the period to complete an initial business combination and, thereby the Company’s corporate existence, until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to have your public shares redeemed now, you will retain the right to vote on the Company’s initial business combination when it is proposed and submitted to stockholders and the right to have your public shares redeemed for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?

A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete such business combination until the Extended Date and to allow for the Redemption.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the period to complete an initial business combination and thereby the Company’s corporate existence, until the Extended Date, particularly as the Company is also affording stockholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. The holders of the founders’ shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Issuance Amendment Proposal, Extension Amendment Proposal and Adjournment Proposal if presented. Such individuals are not entitled to have such shares redeemed for cash in connection with the Extension.

On the record date, the 4,902,622 founders’ shares represented approximately 21.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 2.0% of the Company’s issued and outstanding common stock. Accordingly, we will only need an additional 5,651,815 public shares to be voted in favor of each of the Issuance Amendment Proposal and Extension Amendment Proposal to have such proposals approved, given the proposals’ respective affirmative vote requirements under applicable law as described further below.

None of the sponsor or the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the date hereof. At any time prior to the special meeting, during a period when they are not then aware of any material non-public information regarding the Company or its securities, the sponsor, the Company’s officers and directors and/or their respective affiliates may purchase shares of common stock from institutional and other investors who vote, or indicate an intention to vote, against the proposals, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of common stock or to not seek redemption of their public shares in connection with the Extension Amendment Proposal. The purpose of such share purchases and other transactions would be to decrease the number of public shares that were being redeemed for cash. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors shares of common stock or other securities owned by the sponsor for nominal value. Entering into any such arrangements may result in the completion of the Extension that may not otherwise have been possible. Additionally, such arrangements may have a depressive effect on the common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting. Any purchases of shares would be made at prices no greater than the current redemption price of approximately $10.23 per share. Additionally, any shares purchased would not be voted in favor of the Issuance Amendment Proposal or the Extension Amendment Proposal and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by the sponsor or any of the Company’s directors, executive officers or their respective affiliates.

There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q. What vote is required to adopt each proposal?

A. Issuance Amendment Proposal.    Approval of the Issuance Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. On the record date, the 4,902,622 founders’ shares represented approximately 21.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 2.0% of the Company’s issued and outstanding common stock. The holders of the founders’ shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Issuance Amendment Proposal. Accordingly, we will only need an additional 5,651,815 public shares to be voted in favor of the Issuance Amendment Proposal to have it approved.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. On the record date, the 4,902,622 founders’ shares represented approximately 21.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 2.0% of the Company’s issued and outstanding common stock. The holders of the founders’ shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Extension Amendment Proposal. Accordingly, we will only need an additional 5,651,815 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want the Issuance Amendment Proposal and/or the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against such proposal. If the Issuance Amendment Proposal and the Extension Amendment Proposal are approved, we will amend the charter as described in this proxy statement to permit the Contemplated Dividend and issue the Contemplated Dividend. If the Extension Amendment Proposal and the Extension Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their redemption rights.

Q. Will you seek any further extensions to consummate an initial business combination?	A. The Company may seek further extensions to consummate an initial business combination in the future.
Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by February 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founders’ shares and EBC founder shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account that is available to it, which it believes are sufficient for such purposes.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date. The Company would also file a Registration Statement on Form 8-A to register the Rights under the Exchange Act.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage of Company shares held by the sponsors and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights in connection with a vote on a business combination if I vote against the Extension Amendment Proposal?

A. Unless you elect to have your shares redeemed, you will be able to vote on proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or have your public shares redeemed upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Issuance Amendment Proposal.    Approval of the Issuance Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. Abstentions and broker non-votes will have the same effect as votes against the Issuance Amendment Proposal.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Each of the Issuance Amendment Proposal and the Extension Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of outstanding common stock on the record date are represented by stockholders present at the special meeting (including virtually) or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the special meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Because the 4,902,622 founders’ shares represented approximately 21.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 2.0% of the Company’s issued and outstanding common stock as of the record date, a quorum will be met if holders of at least 5,651,815 public shares are represented at the meeting.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on January 31, 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 22,481,839 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A. The special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/swcspac/2023, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at proxy@continentalstock.com on or before 5:00 p.m. Eastern Time on February 21, 2023.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Issuance Amendment Proposal, Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Issuance Amendment Proposal, “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Issuance Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Issuance Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of founders’ shares and private placement units (as defined below) that will become worthless if the Company is not able to consummate an initial business combination during the period allowed by the charter, regardless of whether the Extension is approved. If the Issuance Amendment Proposal is not approved and, as a result, holders of public shares are less incentivized to not redeem their public shares, redemptions of public shares may cause the funds in the trust account to be decreased to the extent that the Company may no longer be an attractive or acceptable acquiror to a potential target company for the Company’s initial business combination. The Company’s directors, officers and their affiliates will not receive any Rights in the Contemplated Dividend with respect to any founders’ shares that may be held by such person. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of founders’ shares and warrants that will become worthless if the Extension Amendment Proposal is not approved and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with any of the proposals to be voted upon at the special meeting.
Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by February 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting following approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. Record Owners.    If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

Beneficial Owners.    If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I have my shares of common stock of the Company redeemed?

A. In connection with the stockholder vote upon the Extension Amendment Proposal, each public stockholder may seek to have his, her, or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds which have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Email: spacredemptions@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment Proposal using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Springwater Special Situations Corp. c/o Graubard Miller 405 Lexington Avenue, 44th Floor New York, NY 10174 Attn: Martin Gruschka Telephone: (212) 818-8800
or
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account and the Company’s ability to enter into a definitive agreement with any prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on October 2, 2020. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

In connection with our incorporation, in October 2020, the sponsor purchased 2,875,000 founders’ shares of our common stock for an aggregate price of $25,000. On February 16, 2021, the Company effected a dividend of 0.5 shares for each outstanding share of common stock, resulting in there being an aggregate of 4,312,500 founders’ shares outstanding. The founders’ shares included an aggregate of up to 562,500 shares that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised in the Company’s IPO, so that the number of founders’ shares would equal 20% of the Company’s issued and outstanding common stock after the IPO (assuming the sponsor did not purchase any public shares in the IPO and excluding the EBC founder shares and the shares of common stock included in the private placement units described below).

On August 30, 2021, we consummated our IPO of 15,000,000 units, at $10.00 per Unit, generating gross proceeds of $150,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 645,000 units (“private placement units”) to sponsor and the representative of the underwriter in the IPO in a private placement at a price of $10.00 per private placement unit, generating gross proceeds of $6,450,000.

On September 3, 2021, the underwriters notified the Company of their intention to partially exercise their IPO over-allotment option and forfeited the remaining balance. On September 7, 2021, the Company consummated the sale of an additional 2,118,624 units, at $10.00 per unit, and the sale of an additional 63,559 private placement units, at $10.00 per private placement unit, generating total gross proceeds of $21,821,830. As a result of the underwriters’ election to partially exercise their over-allotment option, a total of 529,656 founders’ shares were no longer subject to forfeiture and 32,844 founders’ shares were forfeited by the sponsor.

Of the gross proceeds of the IPO and sales of the private placement units, an aggregate of $172,898,105 ($10.10 per unit sold in the offering, including the over-allotment option) was deposited into a trust account with Continental Stock Transfer & Trust Company acting as trustee. The Company intends to continue to invest the funds in the trust account in treasury bills at prevailing interest rates to the extent legally permissible.

The mailing address of the Company’s principal executive office is c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, NY 10174, and its telephone number is (212) 818-8800.

Risks Related to Potential Application of the Investment Company Act, Inflation Reduction Act and Review by the Committee on Foreign Investment in the United States

Investment Company Act

As previously indicated, the Company completed its initial public offering in August 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 17 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act of 1940, as amended. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made in the future that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business (such as a target we identify for an initial business combination), including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Inflation Reduction Act

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by “covered corporations” occurring on or after January 1, 2023. Because we are a Delaware corporation and our securities are trading on the Nasdaq Stock Market, we are a “covered corporation” for this purpose. The excise tax is imposed on the covered corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The Treasury recently issued interim guidance that redemptions in connection with a SPAC liquidation would not be subject to the excise tax under certain circumstances. In addition, redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with an initial business combination, extension vote or otherwise in the future will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iii) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in the Company’s ability to complete the business combination. Notwithstanding the foregoing, the Company has agreed that the per share price payable to stockholders exercising their redemption rights will not be reduced by payments required to be made by the Company under the IR Act.

Review by the Committee on Foreign Investment in the United States

The sponsor is a Delaware limited liability company. The sponsor currently owns an aggregate of 4,902,622 founders’ shares acquired prior to our IPO and in the private placement that occurred contemporaneously with the IPO, including shares purchased pursuant to the partial exercise of the underwriters’ over-allotment option, but not including 311,483 warrants contained in the private placement units. Each of Martin Gruschka, our Chief Executive Officer and a director of ours, Ignacio Casanova, our Chief Financial Officer and a director of ours, and Angel Pendas, our Secretary and a director of ours, respectively, is a non-U.S. person and controls the sponsor.

We do not believe that either we or our sponsor constitute a “foreign person” under the rules and regulations of the Committee on Foreign Investment in the United States (“CFIUS”). However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If our eventual business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such business combination. In addition, if such business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or our sponsor is a “foreign person,” CFIUS may take a different view and decide to block or delay any business combination we seek to consummate, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the sponsor. The pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.23 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company after consummation of the business combination.

THE ISSUANCE AMENDMENT PROPOSAL

In its present form, the charter does not permit the issuance prior to the Company’s initial business combination of “(i) any shares of Common Stock or any securities convertible into Common Stock; or (ii) any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter.” Accordingly, the Company is proposing the Issuance Amendment Proposal to allow for the issuance of securities prior to the consummation of a business combination. If approved and effected, the charter amendment contemplated by the Issuance Amendment Proposal would still prohibit the issuance of “Common Stock or any securities convertible into Common Stock which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter”, but as amended the charter would permit the issuance of Rights in the Contemplated Dividend, which Rights will not participate in nor otherwise be entitled in any manner to any of the proceeds of the trust account; nor will such Rights be allowed to vote on any matter. A copy of the proposed amendment to the charter to effectuate the Contemplated Dividend is attached to this proxy statement as Annex A.

The Company’s board of directors has authorized management to take the steps necessary to issue the Contemplated Dividend to holders of public shares who do not seek redemption of their public shares in connection with the vote upon the Extension Amendment Proposal for a pro rata portion of the funds held in the trust account. The Contemplated Dividend to be issued to the holder of each such public share would consist of a Right to receive up to 1/12.5 of a share of common stock upon consummation of the Company’s initial business combination. One Right would be issued for each public share owned and not redeemed. Notwithstanding the foregoing, we will not issue Rights representing the right to receive more than 400,000 shares of common stock in the aggregate. Accordingly, if holders of less than 12,118,624 public shares seek redemption rights, the fraction of a share that each Right would entitle the holder to receive will be reduced. Solely for purposes of illustration: (i) if none of the public shares outstanding are submitted for redemption in connection with the Extension (thereby leaving 17,118,624 public shares outstanding), each Right issued to the holders of public shares would represent the right to receive approximately 1/42 of a share of common stock; (ii) if 7,118,624 public shares are submitted for redemption in connection with the Extension (thereby leaving 10,000,000 public shares outstanding), each Right issued to the holders of public shares would represent the right to receive 1/25 of a share of common stock; and (iii) if 12,118,624 or more public shares outstanding are submitted for redemption (thereby leaving 5,000,000 public shares or less outstanding) in connection with the Extension, each Right issued to the holders of public shares would represent the right to receive 1/12.5 of a share of common stock (the maximum fractional amount each Right will entitle a holder to). The Contemplated Dividend would be issued to holders of record of unredeemed public shares on the business day following the filing of the amendment to the charter to effectuate the Extension, and the Rights contained therein would automatically convert into common stock upon consummation of the Company’s initial business combination.

Reasons for the Issuance Amendment Proposal

The board of directors believes that the Contemplated Dividend is in the best interests of the stockholders because it incentivizes holders of public shares not to exercise redemption rights with respect to such shares in connection with the Extension Amendment Proposal, thereby allowing the Company to maintain a minimum level of funds in the Trust Account prior to the Company’s initial business combination. Therefore, the Company is proposing the Issuance Amendment Proposal.

If the Issuance Amendment Proposal is not Approved

If the Issuance Amendment Proposal is not approved, the Company will not be allowed pursuant to its charter to issue the Contemplated Dividend. In such event, the holders of public shares would not have the added incentive, in the form of the Contemplated Dividend, to not exercise their right to redeem their public shares and may therefore be more likely to redeem such public shares. If this results in the holders of more public shares redeeming their public shares for a pro rata portion of the trust account, the funds in the trust account would decrease, which may make the Company a less attractive acquiror to a potential target company thereby decreasing the Company’s ability to consummate an initial business combination.

If the Company does not consummate an initial business combination by the date prescribed in the charter, then, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founders’ shares and EBC founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account available to us for such purposes.

If the Issuance Amendment Proposal and the Extension Amendment Proposal are Approved

If the Issuance Amendment Proposal and the Extension Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and issue the Contemplated Dividend to the holders of public shares that do not exercise redemption rights in connection with the stockholder vote on the Extension Amendment Proposal.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Issuance Amendment Proposal.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate its business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to have all or a portion of their public shares redeemed for their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $10.23. The closing price of the Company’s common stock on the record date was $10.21. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Company’s charter currently provides that the Company has until February 28, 2023 to complete a business combination. However, there will not be sufficient time before February 28, 2023 to allow the Company to consummate such initial business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the deadline for the company to Company consummate an initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond February 28, 2023 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment. In connection with the stockholder vote upon the Extension Amendment Proposal, holders of public shares have the right to seek redemption of their public shares, as further described below.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by February 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founders’ shares and EBC founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account available to us for such purposes.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete its business combination until the Extended Date. The Company intends to continue to attempt to consummate its business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $175 million that was in the trust account as of the record date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to have his, her or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, EMAIL: SPACREDEMPTIONS@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the February 28, 2023 expiration date, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $10.23 per share (which is expected to be approximately the same amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $10.21. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your redemption rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the February 28, 2023 expiration date as described elsewhere herein.

Certain Material U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of our public shares that (i) redeem all or a portion of their public shares for cash if the Extension Amendment Proposal is implemented or (ii) receive the Contemplated Dividend of rights (the “Rights”). Because the components of each unit sold in the Company’s initial public offering are separable at the option of the stockholder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public shares. As a result, the discussion below with respect to actual holders of public shares should also apply to holders of units (as the deemed owners of the underlying public shares) that separate their units into one share of common stock and one-half of one warrant for the purpose of exercising their redemption rights. This section applies only to stockholders that hold Company securities as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (defined below)) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their stockholders;

•        the Sponsor or our directors and officers; or

•        Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

For purposes of this summary, a “U.S. Holder” is a beneficial owner that is, for U.S. federal income tax purposes:

•        an individual who is a United States citizen or resident of the United States for United States federal income tax purposes;

•        a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a beneficial owner of shares that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF EXERCISING OR NOT EXERCISING REDEMPTION RIGHTS OF PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A U.S Holder or Non-U.S. Holder who or that does not elect to redeem its public shares will continue to own its public shares and public warrants, if any, and, subject to the below discussion of the Contemplated Dividend of the Rights, will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

As described in “Issuance Amendment Proposal,” holders of public shares that do not exercise their redemption rights are entitled to receive the Contemplated Dividend of Rights with each Right entitling the holder to receive up to 1/12.5 of a share of common stock upon consummation of the Company’s initial business combination. To the extent that Rights are issued to holders of public shares pursuant to the Contemplated Dividend, such issuances generally are expected to be subject to Section 305 of the Code. However, there is a lack of authority directly addressing the application of Section 305 of the Code to transactions similar to the issuance of the Rights in connection with the Contemplated Dividend, and thus the tax consequences of the receipt of the Rights pursuant to the Contemplated Dividend are not clear under current law.

The receipt of Rights may be treated as a nontaxable stock dividend, in which case U.S. Holders would not be subject to tax upon the receipt of the Rights. The distribution of the Rights in connection with the Contemplated Dividend may be treated as a nontaxable rights distribution and not part of a “disproportionate distribution” pursuant to Section 305(b) of the Code. Accordingly, if the Contemplated Dividend is treated as a nontaxable rights distribution, U.S. Holders should not be subject to U.S. federal income tax on the receipt of the Rights pursuant to the Contemplated Dividend. However, because there are no authorities that directly address the treatment of the receipt of the Rights pursuant to the Contemplated Dividend, no assurance can be given that the IRS, a court or any withholding agent will treat the receipt of Rights pursuant to the Contemplated Dividend as a nontaxable distribution.

If the Contemplated Dividend is not treated as a nontaxable rights distribution and instead is treated as part of a “disproportionate distribution” pursuant to Section 305(b) of the Code or otherwise treated as taxable, a U.S. Holder would be required to include the fair market value of the Rights received pursuant to the Contemplated Dividend in income to the extent of the holder’s pro rata share of the Company’s current and accumulated earnings and profits, with any excess being treated as a return of capital to the extent thereof and then as capital gain. No additional amounts will be payable to any U.S. Holder if any tax is imposed with respect to the receipt of the Contemplated Dividend of Rights. Accordingly, the application of the disproportionate distribution rules to the Rights distribution pursuant to the Contemplated Dividend is subject to uncertainty, and it is possible that the IRS could successfully assert that the receipt of the Rights is not a tax-free distribution under Section 305(a) of the Code.

Alternative characterizations of the receipt of Rights are possible. U.S. Holders are urged to consult their tax advisors with respect to the proper characterization of the receipt of Rights and the tax consequences thereof.

The treatment of the Rights is uncertain. The Rights may be viewed as a forward contract, derivative security or similar interest in us (analogous to a warrant or option with no exercise price), and thus, the U.S. Holder of the Right would not be viewed as owning the common stock issuable pursuant to the Rights until such shares of common stock are actually issued. There may be other alternative characterizations of the Rights that the IRS may successfully assert, including that the Rights are treated as equity in us at the time the Rights are issued.

The U.S. federal income tax consequences of a conversion or lapse of Rights is uncertain. Accordingly, a U.S. Holder should consult with its own tax advisor regarding the tax consequences of an acquisition of common stock pursuant to Rights or of a lapse of Rights.

Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as (i) a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code, as described below under “— Redeeming U.S. Holders — Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation”, (ii) a sale of the public shares redeemed under Section 302 of the Code as described below under “— Redeeming U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (iii) a distribution under Section 301 of the Code as described below under “— Redeeming U.S. Holders — Non-Liquidating Distributions.”

A non-liquidating redemption generally will qualify as a sale of such public shares if the redemption either (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete redemption” of such redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a redeeming U.S. Holder takes into account not only public shares directly owned by such redeeming U.S. Holder, but also shares that are constructively owned by such redeeming U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such redeeming U.S. Holder has an interest or that have an interest in such redeeming U.S. Holder, as well as any shares such redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of our total combined voting shares. There will be a complete redemption of such redeeming U.S. Holder’s interest if either (i) all of the public shares directly or constructively owned by such redeeming U.S. Holder are redeemed or (ii) all of the public shares directly owned by such redeeming U.S. Holder are redeemed and such redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such redeeming U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the redeeming U.S. Holder in the redeemed public shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Public Shares in Connection with Our Liquidation

If the Extension Amendment Proposal is not approved and we are forced to liquidate, a redeeming U.S. Holder’s receipt of cash for its public shares in connection with our liquidation is expected to be treated as a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Redeeming U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of public shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation if the Extension Amendment Proposal is not approved, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s public shares is treated as a non-liquidating redemption, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the redeeming U.S. Holder’s adjusted tax basis in such redeeming U.S. Holder’s public shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such redeeming U.S. Holder’s public shares and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of such Redeeming U.S. Holder’s Public Shares” below.

Dividends we pay to a redeeming U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period requirement is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption qualifies as a sale or exchange of such redeeming U.S. Holder’s public shares under Section 302 of the Code, such redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A redeeming U.S. Holder’s tax basis in such redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of public shares (for instance, public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS OR NON-EXERCISE OF SUCH RIGHTS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a redeeming Non-U.S. Holder’s public shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Provided such dividends are not effectively connected with the redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our public shares and, to the extent such distribution exceeds the redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our public shares, which will be treated as described under “Redeeming Non-U.S. Holders-Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”.

Non-liquidating distributions paid to a redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to redeeming U.S. Holders. If the redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above) unless:

•        the gain is effectively connected with the conduct of a trade or business by the redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder);

•        the redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the redeeming Non-U.S. Holder held our public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate

(or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a United States real property holding corporation.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders Receiving Rights

The U.S. federal income tax treatment of the receipt of Rights by a Non-U.S. Holder of public shares will generally correspond to the U.S. federal income tax treatment of such receipt by a U.S. Holder of public shares, as described above. Accordingly, if the receipt of the Rights pursuant to the Contemplated Dividend is treated as a nontaxable distribution of rights, Non-U.S. Holders should not be subject to U.S. federal income tax on the receipt of the Rights pursuant to the Contemplated Dividend. and the distribution of the Rights to Non-U.S. Holders should not be subject to U.S. federal income tax withholding. If the issuance of the Rights is treated as a taxable distribution of property, the U.S. federal income tax consequences to a Non-U.S. Holder would generally correspond to the treatment described above under “Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders — Taxation of Non-Liquidating Distributions.” Including that a Non-U.S. Holder would be required to include the fair market value of the Rights received pursuant to the Contemplated Dividend in income and the payment of the Contemplated Dividend could be subject to U.S. withholding at a rate of 30%, unless the Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility to the applicable withholding agent (generally on an applicable IRS Form W-8).

Non-U.S. Holders are urged to consult their tax advisors with respect to the proper characterization of the receipt of Rights and the tax consequences thereof.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Non-U.S. Holder on our public shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the redemption of public shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a redeeming Non-U.S. Holder of public shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a redeeming Non-U.S. Holder redeems public shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the redeeming Non-U.S. Holder provides appropriate certification (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a redeeming Non-U.S. Holder or such redeeming Non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder or redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.

All Non-U.S. Holders and redeeming Non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares and the receipt of the Rights with respect to the Contemplated Dividend.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal. The Company may also seek adjournment of the special meeting to provide additional time to seek approval of the Issuance Amendment Proposal to allow for the Contemplated Dividend.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 11:00 a.m. Eastern Time on February 23, 2023, virtually at https://www.cstproxy.com/swcspac/2023.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on January 31, 2023, the record date for the special meeting. At the close of business on the record date, there were 22,481,839 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $7,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Issuance Amendment Proposal.    Approval of the Issuance Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. On the record date, the 4,902,622 founders’ shares represented approximately 21.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 2.0% of the Company’s issued and outstanding common stock. The holders of the founders’ shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Issuance Amendment Proposal. Accordingly, we will only need an additional 5,651,815 public shares to be voted in favor of the Issuance Amendment Proposal to have it approved.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. On the record date, the 4,902,622 founders’ shares represented approximately 21.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 2.0% of the Company’s issued and outstanding common stock. The holders of the founders’ shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Extension Amendment Proposal. Accordingly, we will only need an additional 5,651,815 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

At any time prior to the special meeting, during a period when they are not then aware of any material non-public information regarding the Company or its securities, the sponsor, the Company’s officers and directors and/or their respective affiliates may purchase shares of common stock from institutional and other investors who vote, or indicate an intention to vote, against the proposals, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of common stock or to not seek redemption of their public shares in connection with the Extension Amendment Proposal. The purpose of such share purchases and other transactions would be to decrease the number of public shares that were being redeemed for cash. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors shares of common stock or other securities owned by the sponsor for nominal value. Entering into any such arrangements may result in the completion of the Extension that may not otherwise have been possible. Additionally, such arrangements may have a depressive effect on the common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting. Any purchases of shares would be made at prices no greater than the current redemption price of approximately $10.23 per share. Additionally, any shares purchased would not be voted in favor of the Issuance Amendment Proposal or the Extension Amendment Proposal and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by the sponsor or any of the Company’s directors, executive officers or their respective affiliates. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, in such event such purchases will not be made.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from or in addition to your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 28, 2023, the 4,279,656 founders’ shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the sponsor have waived liquidation rights with respect to such shares), as will the 622,966 private placement units that sponsor acquired simultaneously with the IPO for an aggregate purchase price of $6,229,660. The founders’ shares of common stock and private placement units had an aggregate market value of approximately $50 million based on the last sale price of $10.21 and $10.22 of the common stock and units, respectively, on Nasdaq on the record date;

•        In connection with the IPO, the sponsor agreed that if the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        If the Company requires additional funds to operate until consummation of a business combination, the Company’s officers and directors and their affiliates may loan such funds to the Company. If the Extension Amendment Proposal is not approved and a business combination is not consummated, any such loans will not be repaid; and

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Issuance Amendment Proposal and Extension Amendment Proposal are approved, and the Contemplated Dividend is issued and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE AMENDMENT PROPOSAL, “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the date of this proxy statement by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all of our officers and directors as a group.

As of the record date, there were a total of 22,481,839 shares of common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record of beneficial ownership of the warrants included in the units offered in the IPO or the private placement units as these warrants are not exercisable within 60 days of the date hereof.

Name and address of beneficial owner(1)	Amount and nature of beneficial ownership		Approximate percentage of outstanding common stock
Martin Gruschka(3)	4,902,622	(2)	21.8%
Ignacio Casanova(3)	4,902,622	(2)	21.8%
Angel Pendas(3)	4,902,622	(2)	21.8%
Eduardo Montes(4)	0		*
Alexander H. Hamilton(4)	0		*
Alex Greystoke(4)	0		*
Hans H. Brandl(4)	0		*
Springwater Promote LLC(3)	4,902,622	(2)	21.8%
All officers and directors as a group (seven individuals)	4,902,622	(2)	21.8%
Shaolin Capital Management LLC(4)(5)	1,350,000		7.9%
Hartree Partners, LP(4)(6)	1,485,000		6.6%
Atalaya Capital Management LP(4)(7)	1,485,000		6.6%
Alberta Investment Management Corporation(4)(8)	1,485,000		6.6%
Polar Asset Management Partners Inc.(4)(9)	1,485,000		6.6%
Magnetar Financial LLC(4)(10)	1,480,300		6.6%
Saba Capital Management, L.P.(11)	1,139,796		5.1%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our stockholders is c/o Springwater Special Situations Corp., c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

(2)      Interests shown consist of (i) 4,279,656 founder shares, classified as common stock, and (ii) 622,966 shares of common stock underlying private placement units.

(3)      Represents shares held by our sponsor, Springwater Promote LLC, of which each of Mr. Gruschka, Mr. Casanova, and Mr. Pendas is a managing member.

(4)      Does not include any shares held by our sponsor, of which each of these individuals and entities is a non-controlling member. Each individual or entity disclaims beneficial ownership of such securities except to the extent of his or its ultimate pecuniary interest therein.

(5)      Represents shares beneficially owned by Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. Information derived from a Schedule 13G filed on February 11, 2022.

(6)      The business address for Hartree Partners, LP is 1185 Avenue of the Americas New York, NY 10036. Information derived from a Schedule 13G filed on September 3, 2021.

(7)      Represents shares held by Atalaya Capital Management LP, Atalaya Special Purpose Investment Fund II LP, ACM ASOF VII (Cayman) Holdco LP, and ACM Alameda Special Purpose Investment Fund II LP, the business address for each of which is Atalaya Capital Management LP. Information derived from a Schedule 13G filed on September 3, 2021.

(8)      The business address for Hartree Partners, LP is 1600 — 10250 101 Street NW, Edmonton, Alberta T5J 3P4, Canada. Information derived from a Schedule 13G filed on September 10, 2021.

(9)      The business address for Polar Asset Management is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. Information derived from a Schedule 13G filed on February 11, 2022.

(10)    Represents shares held for Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”), Magnetar Discovery Master Fund Ltd (“Discovery Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), Magnetar SC Fund Ltd (“SC Fund”), all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), a Delaware limited partnership; Magnetar Lake Credit Fund LLC (“Lake Credit Fund”), Purpose Alternative Credit Fund — T LLC (“Purpose Fund — T”), Delaware limited liability companies; collectively (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Litowitz. The business address of Magnetar is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. Information derived from a Schedule 13G filed on January 21, 2021.

(11)    Represents shares held by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein. The business address of each is 405 Lexington Avenue, 58th Floor, New York, New York 10174. Information derived from a Schedule 13G filed on August 26, 2022.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its proposed business combination and related matters, including the election of directors of the post-combination Company. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, NY 10174.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Springwater Special Situations Corp.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174
Tel: (212) 818-8800

You may also contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than February 17, 2023.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SPRINGWATER SPECIAL SITUATIONS CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of SPRINGWATER SPECIAL SITUATIONS CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Springwater Special Situations Corp.

2.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 2, 2020 and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 25, 2021.

3.      This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.      Section A.3 of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

3.      “Termination Date” means August 28, 2023.

6.      Section J of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

         Prior to the consummation of a Business Combination, the Corporation may not issue any shares of Common Stock or any securities convertible into Common Stock which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [•] day of February, 2023.

Martin Gruschka Chief Executive Officer

Annex A-1

PROXY

SPRINGWATER SPECIAL SITUATIONS CORP.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174

SPECIAL MEETING OF STOCKHOLDERS

February 23, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

SPRINGWATER SPECIAL SITUATIONS CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
February 23, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 3, 2023, in connection with the special meeting to be held at 11:00 a.m. Eastern Time on February 23, 2023, virtually, at https://www.cstproxy.com/swcspac/2023, and hereby appoints Martin Gruschka, Ignacio Casanova and Angel Pendas the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Springwater Special Situations Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ISSUANCE AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 2) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 23, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/swcspac/2023.

Proposal 1 — Issuance Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to allow the Company to issue a dividend of securities prior to the consummation of an initial business combination.	☐	☐	☐
Proposal 2 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to August 28, 2023.	☐	☐	☐
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐
Dated: ___________________________2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.